Supplement to the
Strategic Advisers® Fidelity® International Fund
April 29, 2024
Summary Prospectus

At a special meeting of Strategic Advisers® Fidelity® International Fund, shareholders approved a new sub-advisory agreement with Fidelity Diversifying Solutions LLC (FDS) and new sub-subadvisory agreements between FDS and each of FMR Investment Management (UK) Limited, Fidelity Management & Research (Japan) Limited and Fidelity Management & Research (Hong Kong) Limited on behalf of the fund.
The following information replaces similar information found in the "Fund Summary" section under the "Investment Adviser" heading.
Strategic Advisers (the Adviser) is the fund's manager. Fidelity Diversifying Solutions LLC, FIAM LLC, FIL Investment Advisors, and Geode Capital Management, LLC have been retained to serve as sub-advisers for the fund.
SIL-SUSTK-0724-104 1.9879796.104	July 19, 2024